Exhibit 99.2

UNITED STATES OF AMERICA

Before the

SECURITIES AND EXCHANGE COMMISSION

SECURITIES EXCHANGE ACT OF 1934

Release No. 62497/ July 14, 2010

ADMINISTRATIVE PROCEEDING

File No. 3-13967

In the Matter of THE COLONIAL BANCGROUP, INC., Respondent	ORDER INSTITUTING ADMINISTRATIVE PROCEEDINGS AND NOTICE OF HEARING PURSUANT TO SECTION 12(j) OF THE SECURITIES EXCHANGE ACT OF 1934

I.

The Securities and Exchange Commission (“Commission”) deems it necessary and appropriate for the protection of investors that public administrative proceedings be, and hereby are, instituted pursuant to Section 12(j) of the Securities Exchange Act of 1934 (“Exchange Act”) against The Colonial BancGroup, Inc. (“Colonial BancGroup” or “Respondent”).

II.

After an investigation, the Division of Enforcement alleges that:

A. Colonial BancGroup (CIK No. 0000092339) is a Delaware corporation based in Montgomery, Alabama. Colonial BancGroup’s common stock is registered with the Commission pursuant to Exchange Act Section 12(g) and is quoted on the “Pink Sheets” operated by Pink OTC Markets, Inc. under the symbol “CBCGQ” or “CBCGQ.PK.” Colonial BancGroup is required to file reports pursuant to Section 13(a) of the Exchange Act.

B. Section 13(a) of the Exchange Act and the rules promulgated thereunder require issuers of securities registered pursuant to Section 12 of the Exchange Act to file with the Commission current and accurate information in current and periodic reports, even if the registration under Section 12(g) is voluntary. Specifically, Rule 13a-l requires issuers to file annual reports (Forms 10-K or 10-KSB), Rule 13a-l 1 requires issuers to file current reports (Form 8-K), and Rule 13a-13 requires issuers to file quarterly reports (Forms 10-Q or 10-QSB).

C. Colonial BancGroup is delinquent in its periodic filings with the Commission.

D. Colonial BancGroup has not filed an annual report on either Form 10-K or Form 10-KSB since March 2, 2009.

E. Colonial BancGroup has been aware since on or about August 2009 that its previously issued financial statements, covering one or more years or interim periods for which Colonial BancGroup is required to provide financial statements under Regulation S-X [17 C.F.R. § 210], should no longer be relied upon because of an error in such financial statements. Colonial BancGroup has not filed an Item 4.02 Form 8-K disclosing a non-reliance on previously issued financial statements and has therefore not filed all required Forms 8-K.

F. Colonial BancGroup has not filed quarterly reports on either Form 10-Q or Form 10-QSB since May 8, 2009.

G. As a result of the foregoing, Colonial BancGroup has failed to comply with Section 13(a) of the Exchange Act and Rules 13a-l, 13a-11 and 13a-13 thereunder.

III.

In view of the allegations made by the Division of Enforcement, the Commission deems it necessary and appropriate for the protection of investors that public administrative proceedings be instituted pursuant to Section 12(j) of the Exchange Act to determine:

A. Whether the allegations in Section II hereof are true and, in connection therewith, to afford the Respondent an opportunity to establish any defenses to such allegations; and

B. Whether it is necessary and appropriate for the protection of investors to suspend for a period not exceeding twelve months or revoke the registration of each class of securities of the Respondent identified in Section II hereof registered pursuant to Section 12 of the Exchange Act.

IV.

IT IS HEREBY ORDERED that a public hearing for the purpose of taking evidence on the questions set forth in Section III hereof shall be convened at a time and place to be fixed, as provided by Rule 200 of the Commission’s Rules of Practice [17 C.F.R. § 201.200], and before an Administrative Law Judge to be designated by further order as provided by Rule 110 of the Commission’s Rules of Practice [17 C.F.R. § 201.110].

IT IS FURTHER ORDERED that the Respondent shall file an Answer to the allegations contained in this Order Instituting Proceedings within twenty (20) days after service of this Order, as provided by Rule 220 of the Commission’s Rules of Practice [17 C.F.R. § 201.220]. If the Respondent fails to file the directed Answer, or fails to appear at a hearing after being duly notified, the Respondent may be deemed in default and the proceedings may be determined against the Respondent upon consideration of this Order, the allegations of which may be deemed to be true as provided by Rules 155(a), 220(f), 221(f), and 310 of the Commission’s Rules of Practice [17 C.F.R. §§ 201.155(a), 201.220(f), 201.221(f) and 201.310].

This Order shall be served forthwith upon the Respondent personally or by certified mail, registered, or Express Mail, or by other means permitted by the Commission Rules of Practice.

IT IS FURTHER ORDERED that the Administrative Law Judge shall issue an initial decision no later than 120 days from the date of service of this Order, pursuant to Rule 360(a)(2) of the Commission’s Rules of Practice [17 C.F.R. § 201.360(a)(2)].

In the absence of an appropriate waiver, no officer or employee of the Commission engaged in the performance of investigative or prosecuting functions in this or any factually related proceeding will be permitted to participate or advise in the decision of this matter, except as witness or counsel in proceedings held pursuant to notice. Since this proceeding is not “rule making” within the meaning of Section 551 of the Administrative Procedure Act, it is not deemed subject to the provisions of Section 553 delaying the effective date of any final Commission action.

By the Commission.

Elizabeth M. Murphy
Secretary

Service List

Rule 141 of the Commission’s Rules of Practice provides that the Secretary, or another duly authorized officer of the Commission, shall serve a copy of the Order Instituting Administrative Proceedings and Notice of Hearing Pursuant to Section 12(j) of the Securities Exchange Act of 1934 (“Order”), on the Respondent and its legal agents.

The attached Order has been sent to the following parties and other persons entitled to notice:

Honorable Brenda P. Murray

Chief Administrative Law Judge

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549-2557

M. Graham Loomis, Esq.

Atlanta Regional Office

Securities and Exchange Commission

3475 Lenox Road, Suite 500

Atlanta, GA 30326

The Colonial BancGroup, Inc.

c/o C. Edward Dobbs, Esq.

Parker, Hudson, Rainer & Dobbs LLP

1500 Marquis Two Tower

285 Peachtree Center Avenue, N.E.

Atlanta, GA 30303

The Colonial BancGroup, Inc.

c/o Dorman Walker, Esq.

Balch & Bingham, LLP

105 Tallapoosa Street, Suite 200

Montgomery, AL 36104

C. Edward Dobbs, Esq.

Parker, Hudson, Rainer & Dobbs LLP

1500 Marquis Two Tower

285 Peachtree Center Avenue, N.E.

Atlanta, GA 30303

(Counsel for Respondent The Colonial BancGroup, Inc.)

Dorman Walker, Esq.

Balch & Bingham, LLP

105 Tallapoosa Street, Suite 200

Montgomery, AL 36104

(Counsel for Respondent The Colonial BancGroup, Inc.)